UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2024, Comstock Fuels Corporation, a subsidiary of Comstock, Inc., (“Comstock Fuels”) was granted an award of $3,000,000 (the “Award”), pursuant to that certain Contract between the Oklahoma Department of Commerce and Comstock Fuels Corporation for an Award from the Oklahoma Quick Action Closing Fund (the “Contract”). The Award will be funded in three tranches of $1,000,000 each within 45 days of Comstock Fuels meeting the following conditions: 1.) publicly announcing the relocation of the Comstock Fuels headquarters to Oklahoma; 2.) identifying an Oklahoma site for the construction and operation of a next-generation renewable fuel refinery and signs a lease on that site; and 3.) invests at least five million dollars ($5,000,000) towards machinery, engineering, equipment and/or materials associated with the Oklahoma Facility. The Award is intended to be used for purposes of economic development and related infrastructure development. Comstock Fuels believes it has met the first condition.

The Award requires certain ongoing conditions to be met, including without limitation, creation of 45 jobs, with an average salary of $80,000 per person, $160 million of total investments, maintenance of headquarters by March 31, 2026, with at least ten jobs for a period of at least ten consecutive quarters no later than December 31, 2030, and operation of a commercial demonstration biorefinery no later than December 31, 2031, otherwise the granted monies received would have to be repaid.

The foregoing summary of the terms of the Contract is not intended to be exhaustive and is qualified in its entirety by the terms of the Contract, a copy of which is attached hereto as Exhibit 10.1, which is incorporated by reference herein.

A copy of the press release announcing the transactions contemplated by the Contract is attached as Exhibit 99.1 to the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1 Contract
99.1 Press Release
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: December 17, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis
Executive Chairman and CEO